                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: November 17, 2003


                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 2000-A, Series 2001-A, Series 2001-B,
                  Series 2002-A, Series 2002-B, Series 2003-A
                               and Series 2003-B
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
       ------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


                                       333-36939
                                       333-60994
   United States                       333-74600              22-2382028
----------------------------    -------------------------  ---------------------
(State or other jurisdiction    (Commission File Numbers)    (IRS Employer
of incorporation)                                          Identification No.)


White Clay Center, Building 200, Newark, DE           19711
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On November 17, 2003, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 2000-A, Series 2001-A, Series 2001-B, Series 2002-A, Series 2002-B, Series 2003-A and Series 2003-B. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

Exhibits      Description
--------      --------------
20.1          Monthly statements to certificateholders  with respect to the
              November 17, 2003 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 18, 2003

                        By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION as Servicer


                        By:  /s/ Patricia M. Garvey
                        -----------------------------------
                        Name:    Patricia M. Garvey
                        Title:   Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.         Description
-----------         -----------------
20.1                Monthly Statements to Certificateholders dated
                    November 17, 2003.